UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

PILGRIM’S PRIDE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle, Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 506-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 25, 2017, Pilgrim’s Pride Corporation (the “Company”) distributed a confidential preliminary offering circular dated September 25, 2017 (the “Offering Circular”) relating to the proposed offering of additional 5.750% senior notes due 2025 and new senior notes due 2027 to be offered and sold only to qualified institutional buyers in an unregistered offering in reliance on Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act (the “Proposed Offering”).

The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.1 attached hereto, certain information excerpted from the Offering Circular, which includes, among other items, the audited financial statements of Moy Park Holdings (Europe) Ltd., a private company incorporated under the laws of Northern Ireland, for the year ended December 31, 2016, prepared on the basis of International Financial Reporting Standards as adopted by the European Union and audited in accordance with International Standards on Auditing (UK & Ireland).

In addition, on September 25, 2017, the Company issued a press release announcing the launch of the Proposed Offering. The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.2 attached hereto, a copy of the press release.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed filed for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 and Exhibit 99.2 contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Sections of Pilgrim’s Pride Corporation’s confidential preliminary offering circular, dated September 25, 2017.

99.2	Press Release issued by Pilgrim’s Pride Corporation, dated September 25, 2017.

Exhibit Index

Exhibit No.	Description

99.1	Sections of Pilgrim’s Pride Corporation’s confidential preliminary offering circular, dated September 25, 2017.

99.2	Press Release issued by Pilgrim’s Pride Corporation, dated September 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2017	Pilgrim’s Pride Corporation

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer